UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2020

LANDCADIA HOLDINGS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38893	83-3593048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South, Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LCAHU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	LCA	The Nasdaq Capital Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCAHW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 3, 2020, Landcadia Holdings II, Inc. (the “Company” or “Landcadia II”), issued a press release announcing that it has scheduled the special meeting in lieu of the 2020 annual meeting of its stockholders (the “Special Meeting”) for December 18, 2020 at 10:30 a.m., Eastern time, to, among other things, approve the proposed business combination (the “Business Combination”) between Landcadia II and Golden Nugget Online Gaming, LLC (“GNOG”). The Company also announced that it has filed its definitive proxy statement for the Special Meeting and has commenced mailing the definitive proxy statement to its stockholders of record as of October 29, 2020, the record date for the Special Meeting (the “Record Date”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 3, 2020.

Important Information About the Business Combination and Where to Find It

Landcadia II has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) for the Special Meeting to be held in connection with its Business Combination with GNOG.  Landcadia II’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about GNOG, Landcadia II and the Business Combination.  The definitive proxy statement and other relevant materials for the Special Meeting were mailed to stockholders of Landcadia II as of the Record Date.  Landcadia II’s stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation

Landcadia II and its directors and executive officers may be deemed participants in the solicitation of proxies from Landcadia II’s stockholders with respect to the Business Combination.  A list of the names of those directors and executive officers and a description of their interests in Landcadia II is contained in Landcadia II’s definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

GNOG and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Landcadia II in connection with the Business Combination.  A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the proxy statement for the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Landcadia II’s and GNOG’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events.  Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, Landcadia II’s and GNOG’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination.  These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.  Most of these factors are outside Landcadia II’s and GNOG’s control and are difficult to predict.  Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement for the Business Combination (the “Purchase Agreement”) or could otherwise cause the Business Combination to fail to close, (2) the outcome of any legal proceedings that may be instituted against Landcadia II and GNOG following the announcement of the Purchase Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Landcadia II or satisfy other conditions to closing in the Purchase Agreement; (4) the impact of COVID-19 on GNOG’s business and/or the ability of the parties to complete the Business Combination; (5) the inability to obtain or maintain the listing of Landcadia II’s shares of common stock on The Nasdaq Stock Market following the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of GNOG to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that GNOG or Landcadia II may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in Landcadia II’s other filings with the SEC.  The foregoing list of factors is not exclusive.   Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  Neither GNOG nor Landcadia II undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination.  This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS II, INC.

	By:	/s/ Tilman J. Fertitta
Name: Tilman J. Fertitta
Title: Chief Executive Officer and Co-Chairman

Dated: December 3, 2020